PROSPECTUS SUPPLEMENT

May 1, 2026

for

Value Plus Single Premium Variable Life Insurance Policy (Value Plus)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2002 and supplement dated May 1, 2020 for the Value Plus Single Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account B and marketed under the name “Value Plus.”

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: https://Guardianlife.onlineprospectus.net/Guardianlife/valueplus/?ctype=supplement. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888- GUARDIAN (1-888-482-7342) or by sending an email request to MyCareRequest@guardianlife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

			As of December 31, 2025
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.50%	3.86%	2.90%	1.83%
The Fund seeks capital appreciation.	Guardian All Cap Core VIP Fund Park Avenue Institutional Advisers LLC Massachusetts Financial Services Company	0.83%	12.25%	N/A	N/A
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.91%	12.92%	N/A	N/A
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.52%	6.61%	N/A	N/A
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	14.76%	N/A	N/A

1	There is no assurance that this Portfolio Company will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

Except as set forth herein, all other provisions of the prospectus and supplement noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

1